Pulse Biosciences Reports Third Quarter 2022 Financial Results

HAYWARD, Calif. [Business Wire] – November  10, 2022 – Pulse Biosciences, Inc. (Nasdaq: PLSE), a novel bioelectric medicine company and creator of the unique CellFX® System which harnesses and effectively controls the application of Nano-Pulse Stimulation™ (NPS™) to human cells and tissue for ablation in multiple therapeutic conditions, today announced financial results for the third quarter ended September 30, 2022.

Company Updates

•

Tightened strategic corporate focus. Going forward the novel unique Pulse Biosciences CellFX system is being majorly focused on cardiac cellular/tissue ablation for the purpose of treating atrial fibrillation. The CellFX System is capable of rendering electrical pulse field stimulation ranging in duration of time from a millionth to up to a billionth of a second, defined as rendering Nano Pulse field stimulation.

•	Optimizing headcount relating to our strategic focus change.
•

Entered into a $65 million, 5% interest payable quarterly, March 20, 2024 expiration, term loan agreement with Mr. Duggan, majority shareholder and Executive Chairman, to support product development initiatives.

•	Anticipates quarterly cash burn rate of approximately $8 million, commencing in the first quarter of 2023, under current circumstances resulting from the tightened strategic corporate focus.
•	Appointed executives to the following roles:
o	Chairman of the Board, Robert Duggan, to Executive Chairman.
o	Kevin Danahy, to President and Chief Executive Officer.
o	Darrin Uecker, to the newly created role of Chief Technology Officer.
o	Joe Talarico, assumes role of Vice-President of Business Development.

Third Quarter 2022 Results

There was no revenue recognized in the third quarter of 2022. Total GAAP cost and expenses representing cost of revenues, research and development, sales and marketing, and general and administrative expenses for the three months ended September 30, 2022 were $18.0 million, compared to $14.8 million for the prior year period. Cost of revenues in the third quarter of 2022 includes a $7.2 million inventory reserve related to the dermatology business. Non-GAAP cost and expenses for the three months ended September 30, 2022 were $16.8 million, compared to $13.0 million for the prior year period.

GAAP net loss for the three months ended September 30, 2022 was ($18.0) million compared to ($14.3) million for the three months ended September 30, 2021. Non-GAAP net loss for the three months ended September 30, 2022 was ($16.8) million compared to ($12.4) million for the three months ended September 30, 2021.

Cash and cash equivalents totaled $69.2 million as of September 30, 2022 compared to $28.6 million as of December 31, 2021 and $14.8 million as of June 30, 2022. Cash used in the third quarter of 2022 totaled $10.6 million. This compares to $13.8 million used in the same period in the prior year and $12.8 million used in the second quarter of 2022.

Reconciliations of GAAP to non-GAAP cost and expenses and net loss have been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Webcast and Conference Call Information

Pulse Biosciences’ management will host a conference call today, November 10, 2022, beginning at 1:30pm PT. Investors interested in listening to the conference call may do so by dialing 1-877-704-4453 for domestic callers or 1-201-389-0920 for international callers. A live and recorded webcast of the event will be available at https://investors.pulsebiosciences.com/.

About Pulse Biosciences®

Pulse Biosciences is a novel bioelectric medicine company committed to health innovation that has the potential to improve the quality of life for patients. The Company’s proprietary Nano-Pulse Stimulation (NPS) technology delivers nano-second pulses of electrical energy to non-thermally clear cells while sparing adjacent non-cellular tissue. The CellFX® System is the first commercial product to harness the distinctive advantages of NPS technology to treat a variety of conditions for which an optimal solution remains unfulfilled.

Pulse Biosciences, CellFX, Nano-Pulse Stimulation, NPS, and the stylized logos are among the trademarks and/or registered trademarks of Pulse Biosciences, Inc. in the United States and other countries.

Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations. The Company believes that an evaluation of its ongoing operations (and comparisons of its current operations with historical and future operations) would be difficult if the disclosure of its financial results were limited to financial measures prepared in accordance with GAAP. As a result, the Company is disclosing certain non-GAAP results in order to supplement investors’ and other readers’ understanding and assessment of the Company’s financial performance. Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for financial and operational decision-making. Non-GAAP adjustments include stock-based compensation, depreciation and amortization and restructuring charges. From time to time in the future, there may be other items that the Company may exclude if the Company believes that doing so is consistent with the goal of providing useful information to management and investors. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate the Company’s business.

Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies, which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. Investors and other readers are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP measures to their most directly comparable GAAP measures set forth below and should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. Non-GAAP financial measures in this earnings release exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating the Company’s non-GAAP cost and expenses and net loss measures. Although stock-based compensation is a key incentive offered to employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of performance and time-based options. Depending upon the size, timing and terms of the grants, as well as the probability of achievement of performance-based awards, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons from period to period.

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP cost and expenses and net loss measures. Depreciation and amortization are non-cash charges to current operations.

Restructuring charges. The Company has excluded restructuring charges in calculating its non-GAAP cost and expenses and net loss measures. Restructuring programs involve discrete initiatives designed to improve operating efficiencies and include employee termination, contract termination, and other exit costs associated with the restructuring program. The Company believes that excluding discrete restructuring charges allows for better comparisons from period to period.

Forward-Looking Statements

All statements in this press release that are not historical are forward-looking statements, including, among other things, statements relating to Pulse Biosciences’ expectations regarding the Company’s activities to develop and commercialize NPS technology to drive growth, such as statements about market opportunities in cardiology to treat atrial fibrillation and in other medical specialties, statements about the Company’s prospects for successfully using NPS technology in cardiology, statements relating to the possible safety and effectiveness of the Company’s NPS technology and the CellFX System for cardiac ablation, statements about the Company’s team being well positioned to pursue valuable opportunities for the CellFX System in cardiology, statements about the Company’s prospect for partnering with one or more other companies to commercialize the CellFX System in dermatology, and other future events. These forward-looking statements are not historical facts but rather are based on Pulse Biosciences’ current expectations, estimates, and projections regarding Pulse Biosciences’ business, operations and other similar or related factors. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences’ control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences’ filings with the Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

Investor Contacts:

Pulse Biosciences

Kevin Danahy, President and CEO

510.241.1077

IR@pulsebiosciences.com

or
Gilmartin Group
Philip Trip Taylor

415.937.5406
philip@gilmartinir.com

PULSE BIOSCIENCES, INC.

Condensed Consolidated Balance Sheets

(In thousands, except per share amounts)

(Unaudited)

	September 30,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$69,162	$28,614
Accounts Receivable	5	61
Inventory, net	750	5,824
Prepaid expenses and other current assets	1,244	2,131
Total current assets	71,161	36,630

Property and equipment, net	2,286	2,462
Intangible assets, net	2,717	3,216
Goodwill	2,791	2,791
Right-of-use assets	8,250	8,785
Other assets	365	365
Total assets	$87,570	$54,249

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,022	$2,904
Accrued expenses	3,982	4,389
Deferred revenue	38	16
Lease liability, current	858	774
Note payable, current	—	436
Related party note payable, current	98	—
Total current liabilities	6,998	8,519

Lease liability, less current	9,383	10,040
Related party note payable, less current	65,000	—
Total liabilities	81,381	18,559

Stockholders’ equity:
Preferred stock, $0.001 par value; authorized – 50,000 shares; no shares issued and outstanding	—	—
Common stock, $0.001 par value: authorized – 500,000 shares; issued and outstanding – 37,228 shares and 29,716 shares at September 30, 2022 and December 31, 2021, respectively	37	29
Additional paid-in capital	291,660	271,861
Accumulated other comprehensive income (loss)	—	—
Accumulated deficit	(285,508)	(236,200)
Total stockholders’ equity	6,189	35,690
Total liabilities and stockholders’ equity	$87,570	$54,249

PULSE BIOSCIENCES, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(In thousands, except per share amounts)

(Unaudited)

	Three-Month Periods Ended		Nine-Month Periods Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenues:
Product revenues	$—	$574	$709	$574
Total revenues	—	574	709	574
Cost and expenses:
Cost of revenues	8,400	727	10,653	727
Research and development	4,517	6,460	16,744	22,982
Sales and marketing	2,020	3,404	11,251	10,697
General and administrative	3,088	4,256	11,373	13,772
Total cost and expenses	18,025	14,847	50,021	48,178
Loss from operations	(18,025)	(14,273)	(49,312)	(47,604)
Other income (expense):
Interest income (expense), net	(14)	(9)	4	(640)
Total other income (expense)	(14)	(9)	4	(640)
Net loss	(18,039)	(14,282)	(49,308)	(48,244)
Other comprehensive loss:
Unrealized gain on available-for-sale securities	—	—	—	1
Comprehensive loss	$(18,039)	$(14,282)	$(49,308)	$(48,243)
Net loss per share:
Basic and diluted net loss per share	$(0.49)	$(0.48)	$(1.50)	$(1.76)
Weighted average shares used to compute net loss per common share — basic and diluted	37,158	29,612	32,825	27,400

	Three-Month Periods Ended		Nine-Month Periods Ended
	September 30,		September 30,
Stock Based Compensation Expense:	2022	2021	2022	2021
Cost of revenues	$24	$37	$204	$37
Research and development	287	418	1,240	4,586
Sales and marketing	(44)	65	772	2,326
General and administrative	456	1,057	2,227	4,041
Total stock-based compensation expense	$723	$1,577	$4,443	$10,990

PULSE BIOSCIENCES, INC.
Consolidated Revenue Financial Highlights
(In thousands)
(Unaudited)

	Three-Month Periods Ended				Nine-Month Periods Ended
	September 30,				September 30,
	2022		2021		2022		2021
Revenue by category:
Systems	$—	0%	$490	85%	$576	81%	$490	85%
Cycle units	—	0%	84	15%	133	19%	84	15%
Total revenue	$—	0%	$574	100%	$709	100%	$574	100%

Revenue by geography:
North America	$—	0%	$405	71%	$526	74%	$405	71%
Rest of World	—	0%	169	29%	183	26%	169	29%
Total revenue	$—	0%	$574	100%	$709	100%	$574	100%

Reconciliation of GAAP to Non-GAAP Financial Measures

The following table presents the reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures:

(In thousands)

(Unaudited)

	Three-Month Periods Ended		Nine-Month Periods Ended
	September 30,		September 30,
	2022	2021	2022	2021
Reconciliation of GAAP to non-GAAP Cost of revenues:
GAAP Cost of revenues	$8,400	$727	$10,653	$727
Less: Stock-based compensation expense	(24)	(37)	(204)	(37)
Less: Depreciation and amortization	(5)	(3)	(14)	(3)
Less: Restructuring	(27)	—	(43)	—
Non-GAAP Cost of revenues	$8,344	$687	$10,392	$687

Reconciliation of GAAP to non-GAAP Research and development:
GAAP Research and development	$4,517	$6,460	$16,744	$22,982
Less: Stock-based compensation expense	(287)	(418)	(1,240)	(4,586)
Less: Depreciation and amortization	(75)	(43)	(203)	(123)
Less: Restructuring	(54)	—	(177)	—
Non-GAAP Research and development	$4,101	$5,999	$15,124	$18,273

Reconciliation of GAAP to non-GAAP Sales and marketing:
GAAP Sales and Marketing	$2,020	$3,404	$11,251	$10,697
Less: Stock-based compensation expense	44	(65)	(772)	(2,326)
Less: Depreciation and amortization	(15)	—	(43)	—
Less: Restructuring	(95)	—	(598)	—
Non-GAAP Sales and marketing	$1,954	$3,339	$9,838	$8,371

Reconciliation of GAAP to non-GAAP General and administrative:
GAAP General and administrative	$3,088	$4,256	$11,373	$13,772
Less: Stock-based compensation expense	(456)	(1,057)	(2,227)	(4,041)
Less: Depreciation and amortization	(244)	(241)	(758)	(722)
Less: Restructuring	(22)	—	(60)	—
Non-GAAP General and administrative	$2,366	$2,958	$8,328	$9,009

Reconciliation of GAAP to non-GAAP Cost and expenses:
GAAP Cost and expenses	$18,025	$14,847	$50,021	$48,178
Less: Stock-based compensation expense	(723)	(1,577)	(4,443)	(10,990)
Less: Depreciation and amortization	(339)	(287)	(1,018)	(848)
Less: Restructuring	(198)	—	(878)	—
Non-GAAP Cost and expenses	$16,765	$12,983	$43,682	$36,340

Reconciliation of GAAP to non-GAAP Net loss:
GAAP Net loss	$(18,039)	$(14,282)	$(49,308)	$(48,244)
Add: Stock-based compensation expense	723	1,577	4,443	10,990
Add: Depreciation and amortization	339	287	1,018	848
Add: Restructuring	198	—	878	—
Non-GAAP Net loss	$(16,779)	$(12,418)	$(42,969)	$(36,406)